                                                               EXHIBIT 10.1

           FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Amendment"), dated as of October 31, 1997, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                              W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 5, 1997 (the "Existing Credit Agreement").

         WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                  DEFINITIONS

         SUBPART I.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                 "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                 "Amendment No. 1 Effective Date" is defined in Subpart III.1.

         SUBPART I.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART II.1  Amendments to Section 1.1.

                 (a)      The following definitions are hereby added to Section
         1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                          "Acquisition Purchase Price" means the aggregate
                 purchase price for an Acquisition (including any assumption of liabilities (other than current working capital liabilities not constituting Indebtedness) in connection therewith, but excluding any portion of the purchase price of any such Acquisition consisting of Capital Stock of the Borrower.

                          "NCS Assets" means any assets acquired by the
                 Borrower pursuant to the terms of the NCS Purchase Agreement.

                          "NCS Purchase Agreement" means (i) that certain
                 Purchase Agreement between Novadyne and Genicom Corporation dated on or about November 15, 1997 (including all schedules and exhibits thereto) and (ii) all collateral agreements referred to in such Purchase Agreement.

                          "Novadyne" means Novadyne Computer Systems, Inc., a
                 Delaware corporation.

         SUBPART II.2 Amendments to Section 6.15. Section 6.15 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 6.15 Purpose of Loans and Letters of Credit. The proceeds of the Loans hereunder shall be used solely by the Borrower for general corporate purposes of the Borrower and its Subsidiaries, including, but not limited to, (1) working capital advances, (2) capital expenditures in the ordinary course of business, (3) Permitted Investments (4) refinancing of existing Indebtedness and (5) the purchase of NCS Assets pursuant to the NCS Purchase Agreement. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with performance, surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the Borrower in the ordinary course of business.

         SUBPART II.3  Amendments to Section 7.11.  Subsections (a), (b) and
(c) of Section 7.11 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:





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         7.11  Financial Covenants.

                 (a) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth at all times shall be no less than:

                          (i) as of the last day of the third fiscal quarter
                 for the fiscal year 1997, the sum of $12,500,000, increased by an amount equal to 100% of the proceeds received from all Equity Transactions occurring after the Closing Date;

                          (ii) as of the last day of the fourth fiscal quarter
                 for the fiscal year 1997 and the last day of the first fiscal quarter for the fiscal year 1998, the sum of $6,000,000, increased by an amount equal to (A) 50% of the Consolidated Net Income (without deduction for any losses) for each fiscal quarter commencing with the fourth fiscal quarter for the fiscal year 1997 through and including the fiscal quarter then ended, plus (B) 100% of the proceeds received from all Equity Transactions occurring after the Closing Date;

                          (iii) as of the last day of the second fiscal quarter
                 for the fiscal year 1998, the sum of $9,000,000, increased by an amount equal to (A) 50% of the Consolidated Net Income (without deduction for any losses) for each fiscal quarter commencing with the fourth fiscal quarter for the fiscal year 1997 through and including the fiscal quarter then ended, plus
                 (B) 100% of the proceeds received from all Equity Transactions occurring after the Closing Date; and

                          (iv) as of the last day of the third fiscal quarter
                 for the fiscal year 1998 and the last day of each fiscal quarter thereafter, the sum of $12,500,000, increased by an amount equal to (A) 50% of the Consolidated Net Income (without deduction for any losses) for each fiscal quarter commencing with the fourth fiscal quarter for the fiscal year 1997 through and including the fiscal quarter then ended, plus
                 (B) 100% of the proceeds received from all Equity Transactions occurring after the Closing Date.

                 (b) Consolidated Funded Debt Coverage Ratio. The Consolidated Funded Debt Coverage Ratio at each Calculation Date shall be no greater than the following proportions:

                          Period                                         Ratio
                          ------                                         -----
                 As of the last day of                              5.25 to 1.00
                 the third fiscal quarter
                 of fiscal year 1997

                 As of the last day of the                          6.50 to 1.00
                 fourth fiscal quarter of





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

                 fiscal year 1997

                 As of the last day of the                          6.25 to 1.00
                 first fiscal quarter of fiscal
                 year 1998 of the Borrower
                 and its Subsidiaries

                 As of the last day of                              5.75 to 1.00
                 the second fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                              4.75 to 1.00
                 the third fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                              3.75 to 1.00
                 the fourth fiscal quarter
                 of fiscal year 1998 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                              3.50 to 1.00
                 the first fiscal quarter
                 of fiscal year 1999 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                              3.25 to 1.00
                 the second fiscal quarter
                 of fiscal year 1999 of
                 the Borrower and its
                 Subsidiaries

                 As of the last day of                              3.00 to 1.00
                 the third fiscal quarter
                 of fiscal year 1999
                 of the Borrower and its
                 Subsidiaries and thereafter

                 (c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio at each Calculation Date shall be no less than the following proportions:





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
                          Period                            Ratio
                          ------                            -----
                 For the period occurring                   1.25 to 1.00
                 from the Closing Date
                 through the next to last
                 day of the third fiscal
                 quarter of fiscal year 1998
                 of the Borrower and its
                 Subsidiaries

                 For the period occurring                   1.75 to 1.00
                 from the last day of the
                 third fiscal quarter of
                 fiscal year 1998 of the
                 Borrower and its
                 Subsidiaries and thereafter

                                   **********

         SUBPART II.4  Amendments to Section 8.4.  Subsection (c) of Section
8.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 8.4 Consolidation, Merger, Sale or Purchase of Assets, etc. The Borrower will not, nor will it permit any of its Subsidiaries to:

                                   **********

                 (c) enter into any Acquisition transaction (in a single transaction or a series of related transactions) except (i) for any Acquisition having an Acquisition Purchase Price less than $5,000,000 provided that the Acquisition Purchase Price of all such Acquisitions (including any Acquisition permitted pursuant to clauses (v) and (vi) below) occurring during any fiscal year of the Borrower does not exceed $20,000,000, (ii) as otherwise permitted by Section 8.4(a) and
         Section 8.5, (iii) for any Acquisition with respect to which the purchase price consists entirely of Capital Stock of the acquiring Person, (iv) for the acquisition of Property in the ordinary course of business for fair consideration, (v) for the purchase on or before December 15, 1997 of the NCS Assets pursuant to the terms of the NCS Purchase Agreement and (vi) for other Acquisitions by the Borrower or any of its Subsidiaries, but only to the extent that, no later than 14 days prior to such Acquisition, the Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of the Borrower providing facts or computations in reasonable detail demonstrating that (A) the Acquisition Purchase Price of any such Acquisition individually does not exceed $10,000,000, (B) the Acquisition Purchase Price of all such Acquisitions (including any Acquisition permitted pursuant to clauses (i) and (v) above) occurring during any fiscal year of the Borrower does not exceed $20,000,000 and (C) after giving effect on a Pro Forma Basis to such Acquisition (including but not limited to any





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
         Indebtedness to be incurred or assumed by the Borrower or any of its Subsidiaries in connection therewith), no Default or Event of Default would exist hereunder.

         SUBPART II.5 Amendments to Section 9.1. The "." at the end of existing subsection (j) of Section 9.1 of the Existing Credit Agreement is hereby deleted and a ";" and the word "or" are hereby substituted therefor and the following new subsection (k) is hereby added to Section 9.1 of the Existing Credit Agreement immediately succeeding such subsection (j):

                 9.1 Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                                   **********

                          (k) Purchase Price. The Acquisition Purchase Price (including any post-closing adjustments), paid by the Borrower and/or any of its Subsidiaries pursuant to the NCS Purchase Agreement shall exceed $17,100,000.


                                    PART III
                          CONDITIONS TO EFFECTIVENESS

         SUBPART III.1    Amendment No. 1 Effective Date.  This Amendment shall
be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1."

                 SUBPART III.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

                 SUBPART III.1.2  Pledged Collateral.

                 (a) The Borrower and each Domestic Subsidiary of the Borrower will cause all of its real (whether leased or owned) property (including any NCS Assets) located in the United States of America and deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, and all of its personal property (including any NCS Assets) deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion (including without limitation 100% of its equity ownership interest in its Domestic Subsidiaries) to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Agent pursuant to the terms and conditions of the Collateral Documents.





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
                 (b) The Agent shall have received, in a form and substance satisfactory to the Agent:

                          (i) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in Collateral consisting of NCS Assets;

                          (ii) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in Collateral consisting of NCS Assets; and

                          (iii) such estoppel letters, consents and waivers as may be required by the Agent from the landlords of each leased location of Collateral consisting of NCS Assets.

                 SUBPART III.1.3 Corporate Existence. The Agent shall have received all documents it may reasonably request relating to the existence and good standing of each of the Credit Parties, the corporate or other necessary authority for and the validity of this Amendment, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent.

                 SUBPART III.1.4 Legal Opinion. The Agent shall have received a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit Parties in form and substance reasonably satisfactory to the Agent.

                 SUBPART III.1.5 Officer's Certificate. The Agent shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 1 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and (iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

                 SUBPART III.1.6 Material Adverse Change. Except as otherwise previously disclosed in writing to the Lenders, no material adverse change shall have occurred since December 29, 1996 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

                 SUBPART III.1.7 NCS Purchase Agreement. The Agent shall have received a copy, certified by the chief financial officer of the Borrower as true and complete, of the NCS Purchase Agreement and of each other document or instrument executed by the Borrower in connection with the NCS Purchase Agreement, in form and substance satisfactory to the Agent in each case as originally executed and delivered, and, no amendment or modification thereof shall have been entered into on or prior to the date hereof which shall not have been approved by the Agent.





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
                 SUBPART III.1.8 Consummation of NCS Purchase Agreement. The Agent shall have received evidence satisfactory to it that (i) the NCS Purchase Agreement shall have been consummated in compliance with applicable law and regulatory approvals and in accordance with the terms thereof and (ii) the Acquisition Purchase Price in connection therewith (without giving effect to post-closing adjustments) paid by the Borrower and/or any of its Subsidiaries for the purchase of the NCS Assets pursuant to the NCS Purchase Agreement does not exceed $16,100,000.

                 SUBPART III.1.9 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.


                                    PART IV
                                 MISCELLANEOUS

         SUBPART IV.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART IV.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART IV.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART IV.4 References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1. and all references in the Credit Documents to the "Security Agreement" shall be deemed to refer to the Security Agreement as amended by this Amendment No. 1.

         SUBPART IV.5 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART IV.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.





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         SUBPART IV.7  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




         [The remainder of this page has been left blank intentionally]





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         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.


                       BORROWER:
                       --------

                       GENICOM CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       GUARANTORS:
                       ----------

                       GENICOM INTERNATIONAL HOLDINGS CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       GENICOM INTERNATIONAL SALES CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       DELMARVA TECHNOLOGIES CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       RASTEK CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer

                       [Signatures Continued]

                       ENTERPRISING SERVICE SOLUTIONS CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       PRINTER SYSTEMS CORPORATION

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       THE PRINTER CONNECTION, INC.

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer


                       PRINTER SYSTEMS INTERNATIONAL, LTD.

                       By /s/ James C. Gale
                       Title: Senior Vice President and Chief Financial Officer




                       [Signatures Continued]

                      LENDERS:
                      -------


                      NATIONSBANK OF TEXAS, N.A.


                      By /s/ Yousuf Omar
                      Title: Senior Vice President


                      CREDITANSTALT-BANKVEREIN


                      By /s/Christina T. Schoen
                      Title: Senior Vice President


                      By
                        ---------------------------------------
                      Title:


                      DEEPROCK & COMPANY
                      By:  Eaton Vance Management,
                               as Investment Advisor

                      By /s/Payson F. Swaffield
                      Title: Vice President


                      CRESTAR BANK


                      By /s/ William F. Lindlaw
                      Title: Vice President


                      THE RIGGS NATIONAL BANK OF WASHINGTON, D.C.


                      By /s/ Jeffrey P. White
                      Title: Vice President

                      [Signatures Continued]

                      FLOATING RATE PORTFOLIO
                      By:  Chancellor LGT Senior Secured
                               Management, Inc., as attorney-in-fact

                      By /s/ Chris Bondy
                      Title: Managing Director


                      KZH HOLDING CORPORATION III

                      By /s/Virginia Conway
                      Title: Authorized Agent


                      MORGAN STANLEY SENIOR FUNDING, INC.

                      By /s/ Christopher A. Pucillo
                      Title: Vice President


                      SENIOR DEBT PORTFOLIO
                      By:  Boston Management and Research,
                               as Investment Advisor


                      By
                        ---------------------------------------
                      Title:


                      CERES FINANCE LTD.

                      By /s/David Egglishaw
                      Title: Director


                      AERIES FINANCE LTD.

                      By /s/ Andrew Wignall
                      Title: Director

                      [Signatures Continued]

                      BANK OF SCOTLAND

                      By /s/Annie Chin Tat
                      Title: Vice President


                      NATIONAL CITY BANK OF KENTUCKY

                      By /s/Glen Nord
                      Title: Vice President


                      AGENT:

                      NATIONSBANK OF TEXAS, N.A.,
                      as Agent


                      By Yousuf Omar
                      Title: Senior Vice President